SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)    October 14, 2003



                         CENTEL RETIREMENT SAVINGS PLAN
                          FOR BARGAINING UNIT EMPLOYEES
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                   48-0457967
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                         Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                   66251
     (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code     (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)


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                                EXPLANATORY NOTE

The Centel Retirement Savings Plan for Bargaining Unit Employees hereby amends its Current Report on Form 8-K dated October 14, 2003 as set forth in this Current Report on Form 8-K/A to clarify that it was the decision of the Audit Committee of Sprint Corporation's Board of Directors to change Sprint Corporation's and the plan's independent auditor and that Ernst & Young LLP did not resign or decline to stand for re-election. The Centel Retirement Savings Plan for Bargaining Unit Employees is sponsored by a wholly-owned subsidiary of Sprint Corporation.

Item 4.  Changes in Registrant's Certifying Accountant.

     On October 14, 2003, at the conclusion of a competitive proposal process involving the four major international accounting firms, the Audit Committee of the Board of Directors of Sprint Corporation ("Sprint") determined that Sprint's independent auditor, Ernst & Young LLP ("Ernst & Young"), would be replaced by KPMG LLP ("KPMG") as the independent auditor for Sprint and for the Centel Retirement Savings Plan for Bargaining Unit Employees ("Plan") for the year ending December 31, 2004. This action effectively dismisses Ernst & Young as Sprint's and the Plan's independent auditor for the year ending December 31, 2004; however, Ernst & Young will continue as Sprint's and the Plan's independent auditor for the year ending December 31, 2003. Ernst & Young was notified of this decision on October 14, 2003.

     KPMG's appointment is subject to the completion of KPMG's client acceptance and transition procedures.

     Ernst & Young's reports on the Plan's financial statements as of December 31, 2002 and 2001 and for each of the two fiscal years in the period ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K/A, there were no disagreements between Sprint or the Plan and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2001 or 2002 or through the date of this Form 8-K/A.

     Sprint has requested Ernst & Young to furnish the Plan with a letter addressed to the Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young's letter, dated December 1, 2003, is attached as Exhibit 16 to this Form 8-K/A.

     During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K/A, neither Sprint nor the Plan nor anyone acting on their behalf consulted KPMG regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial


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statements or (2) any matter that was either the subject of a disagreement  with
Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.


Item 7.  Exhibits.

     16. Letter to the Securities and Exchange Commission from Ernst & Young.











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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CENTEL RETIREMENT SAVINGS PLAN
                              FOR BARGAINING UNIT EMPLOYEES


Date: December 1, 2003             By:  /s/ Gene M. Betts
                                   Gene M. Betts
                                   Pension and Savings Trusts Committee
                                   Member












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                                 EXHIBIT INDEX


Exhibit
Number     Description                                                  Page

  16.      Letter to the Securities and Exchange Commission from Ernst
          & Young.